UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 31, 2007
                                                   -----------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-20394                06-1340408
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(State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)           File Number)       Identification Number)


               75 Ninth Avenue, New York, New York       10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Pursuant to an agreement dated as of December 31, 2007, CoActive Marketing Group, Inc. (the "Company"), and Brian Murphy, formerly the Company's Vice Chairman, agreed to the termination of Mr. Murphy's employment with the Company effective as of December 31, 2007.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2008

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ Fred Kaseff
                                           -------------------------------------
                                           Fred Kaseff,
                                           Chief Financial Officer





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